UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): May 11, 2010
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission File Number)	(I.R.S Employer
incorporation or organization)		Identification No.)
One Enterprise
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)
(949) 461-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 11, 2010, at the Annual Meeting of Stockholders of Valeant Pharmaceuticals International (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) to increase: (i) from 1,000,000 to 5,000,000 shares, the maximum number of shares that may be granted to any employee under the 2006 Plan in any calendar year as options and stock appreciation rights; (ii) from 1,000,000 shares to 5,000,000 shares, the maximum number of shares that may be issued to any participant under the 2006 Plan in a calendar year attributable to stock awards that are awarded as performance stock awards; and (iii) from $3 million to $10 million, the maximum value that may be granted to any participant under the 2006 Plan in a calendar year pursuant to performance cash awards (collectively, the “Amendment”). The Company’s Board of Directors approved the Amendment on March 3, 2010, subject to approval of the Amendment by the Company’s stockholders at the 2010 Annual Meeting of Stockholders.
The descriptions set forth above are qualified in their entirety by the Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
In connection with the Annual Meeting of Stockholders of the Company held on May 11, 2010, proxies were solicited pursuant to the Securities Exchange Act of 1934. Following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2010.
Proposal 1. Each of the four nominees for director was elected for a term expiring in 2011. At the meeting, the vote for election of directors was as follows:

Name	FOR	WITHHELD
Brandon B. Boze	65,639,041	253,076
J. Michael Pearson	65,395,239	496,878
Norma A. Provencio	65,369,775	522,342
Stephen F. Stefano	64,413,534	1,478,583
Proposal 2. An amendment to the Company’s 2006 Plan and the 2006 Plan, as amended by the amendment, were approved. At the meeting, the vote to approve the amendment and the 2006 Plan, as amended, was as follows:

FOR	AGAINST	ABSTAIN
49,512,733	16,315,137	64,247
Proposal 3. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 was ratified. At the meeting, the vote to ratify this appointment was as follows:

FOR	AGAINST	ABSTAIN
70,910,001	242,460	26,283

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
10.1	Amendment, dated March 3, 2010 and approved by stockholders on May 11, 2010, to Valeant Pharmaceuticals International 2006 Equity Incentive Plan (previously filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2010 and incorporated herein by reference).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL
Date: May 14, 2010	By:	/s/ Steve T. Min
Steve T. Min
Executive Vice President and General Counsel

INDEX TO EXHIBITS

10.1	Amendment, dated March 3, 2010 and approved by stockholders on May 11, 2010, to Valeant Pharmaceuticals International 2006 Equity Incentive Plan (previously filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2010 and incorporated herein by reference).